UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

____________________________________________________________

Date of Report (Date of earliest event reported): July 30, 2015

BLACKPOLL FLEET INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-185572	99-0367603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Kane Concourse Suite 518 Bay Harbor Islands, FL		33154
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (305) 867-1228

(Former name or former address, if changed since last report): Basta Holdings, Corp.

Copies to:

Thomas Rose, Esq.

Sichenzia Ross Friedman Ference LLP

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to (i) securing capital for general working purposes, and (ii) other risks and in statements filed from time to time with the Securities and Exchange Commission (the “SEC”). All such forward-looking statements, whether written or oral, and whether made by or on behalf of the Company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the Company disclaims any obligation to, and will not, update any forward-looking statements to reflect events or circumstances after the date hereof.

Item 5.03	Amendments to Articles of Incorporation; Change in Fiscal year

On June 6, 2015, the holder of a majority of the shares of common stock of Basta Holdings, Corp. (the “Company”) voted in favor of amending the Company’s Articles of Incorporation to (i) change the name of the Company to BlackPoll Fleet International, Inc. and the ticker symbol accordingly (the “Name Change”) and (2) effectuate a reverse stock split of the Company’s common stock, par value $ 0.001 per share, by a ratio of 1-for-10 (the “Reverse Split”).

On July 22, 2015, the Company filed a certificate of amendment (the “Certificate of Amendment”) with the Secretary of State of the State of Nevada in order to effectuate the Name Change and the Reverse Split. The Certificate of Amendment became effective on July 24, 2015. On July 23, 2015, the Company filed a certificate of correction (the “Certificate of Correction”) with the Secretary of State of the State of Nevada modifying the name of the Company to BlackPoll Fleet International, Inc.

The Name Change and Reverse Split became effective on the OTC Bulletin Board (the “OTC BB”) on July 28, 2015, having been approved by the Financial Industry Regulatory Authority, Inc. (“FINRA”) on July 28, 2015. As a result of the Reverse Split, each ten (10) shares of common stock issued and outstanding prior to the Reverse Split has been converted into one (1) share of common stock, and all options, warrants, and any other similar instruments convertible into, or exchangeable or exercisable for, shares of common stock have been proportionally adjusted.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Amendment and Certificate of Correction, which are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On July 30, 2015, BlackPoll Fleet International, Inc. (formerly known as Basta Holdings, Corp.) issued a press release announcing the Name Change, ticker symbol change and Reverse Split. A copy of the press release that discusses this matter is filed as Exhibit 99.1 hereto, and incorporated by reference in, this report. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits

(d)          Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Articles of Incorporation

3.2	Certificate of Correction to Articles of Incorporation

99.1	Press Release dated July 30, 2015

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKPOLL FLEET INTERNATIONAL, INC.

Date: July 30, 2015	By:	/s/ Dr. Jacob Gitman, PhD
Dr. Jacob Gitman, PhD
Chief Executive Officer

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